UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

CECO ENVIRONMENTAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 Spectrum Drive, East Tower, Suite 800E Addison, Texas 75001
(Address of principal executive offices, including zip code)

(214) 357-6181

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on February 23, 2026, CECO Environmental Corp., a Delaware corporation (“CECO” or the “Company”), Longhorn Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub Inc.”), Longhorn Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”), and Thermon Group Holdings, Inc., a Delaware corporation (“Thermon”), entered into an Agreement and Plan of Merger (as amended, supplemented, or restated, the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub Inc. was to merge with and into Thermon, with Thermon continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “First Merger”), and (ii) Thermon, as the surviving corporation of the First Merger, was to merge with and into Merger Sub LLC, with Merger Sub LLC being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Mergers”).

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 1, 2026 (the “Closing Date”), the Company consummated the previously announced merger with Thermon in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement:

(i) at the effective time of the First Merger, Merger Sub Inc. merged with and into Thermon, with Thermon continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the First Merger; and

(ii) immediately following the First Merger, at the effective time of the Second Merger, Thermon merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity of the Second Merger. In connection with the Second Merger, the name of the surviving entity was changed to Thermon Group Holdings, LLC.

At the effective time of the First Merger, by virtue of the First Merger and without any action on the part of any holder thereof, each share of common stock, par value $0.001 per share, of Thermon (“Thermon Common Stock”) issued and outstanding immediately prior thereto (other than Excluded Shares and Dissenting Shares, each as defined in the Merger Agreement) was converted into the right to receive, at the election of the holder and subject to the proration mechanisms set forth in the Merger Agreement, one of the following forms of merger consideration:

(i) the “Mixed Consideration”: 0.6840 shares of common stock, par value $0.01 per share, of the Company (“CECO Common Stock”) plus $10.00 in cash, without interest (the “Mixed Election”);

(ii) the “Cash Consideration”: $63.89 in cash per share, without interest (the “Cash Election”); or

(iii) the “Stock Consideration”: 0.8110 shares of CECO Common Stock per share (the “Stock Election”).

Any shares of Thermon Common Stock for which no election was made were treated as Mixed Election shares. The Cash Consideration and Stock Consideration were each subject to proration as set forth in the Merger Agreement. Thermon stockholders of record of approximately 41.18% of the outstanding shares of Thermon common stock elected to receive the Stock Consideration and, in accordance with the proration procedures in the parties’ merger agreement, all of such outstanding shares of Thermon common stock were converted into the right to receive approximately $1.48 in cash and 0.7920 of a share of CECO common stock per share of Thermon common stock in accordance with the applicable proration procedures.

Cash was paid in lieu of fractional shares of CECO Common Stock based on the average closing price of CECO Common Stock on the Nasdaq Stock Market LLC (“Nasdaq”) for the five trading days ending on the last trading day immediately prior to the Closing Date.

In connection with the Mergers, the Company issued approximately 22.53 million shares of CECO Common Stock to former holders of Thermon Common Stock and paid aggregate cash consideration of approximately $329.4 million.

The issuance of shares of CECO Common Stock in the First Merger was registered under the Company’s registration statement on Form S-4 (File No. 333-294924), which was declared effective by the Securities and Exchange Commission (the “SEC”) on April 22, 2026, and such shares were approved for listing on Nasdaq.

At the effective time of the First Merger, each outstanding award of restricted stock units granted under the Thermon 2011 Long Term Incentive Plan or the Thermon 2020 Long Term Incentive Plan (the “Thermon Equity Plans”) (each, a “Company RSU Award”) was automatically assumed by the Company and converted into an award of restricted stock units with respect to a number of shares of CECO Common Stock (rounded down to the nearest whole share) equal to the product of (x) the number of shares of Thermon Common Stock subject to such Company RSU Award and (y) 0.8110 (each, a “Converted RSU Award”), subject to the same terms and conditions (including vesting) as were applicable to such Company RSU Award immediately prior thereto. Each outstanding award of performance units granted under the Thermon Equity Plans (each, a “Company PU Award”) was similarly assumed and converted into a Converted RSU Award with the number of shares of Thermon Common Stock subject thereto determined based on actual and/or target performance as set forth in the Merger Agreement, and was thereafter subject only to time-based vesting. Each outstanding in-the-money option to purchase shares of Thermon Common Stock (each, a “Company Option”) was cancelled at the effective time of the First Merger and converted into the right to receive a cash payment equal to the excess of $63.89 over the applicable per-share exercise price, net of applicable tax withholding.

On the Closing Date, the Company will file a registration statement on Form S-8 with the SEC to register the shares of CECO Common Stock issuable in respect of Converted RSU Awards.

In connection with the Second Merger, Thermon filed a Form 25 with the SEC to withdraw its common stock from listing on the New York Stock Exchange and to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Thermon’s obligation to file periodic reports under the Exchange Act will be suspended upon the filing of the Form 15 with the SEC.

The Company funded the cash portion of the merger consideration and related fees and expenses with cash on hand and borrowings under the Credit Facilities described in Item 2.03 below.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 24, 2026, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the consummation of the Mergers, the Company incurred additional indebtedness consisting of (i) $235.0 million borrowed under the delayed draw term loan facility established pursuant to Amendment No. 1 to the Fourth Amended and Restated Credit Agreement, dated as of March 30, 2026 (the “Delayed Draw Term Loan Facility”), and (ii) approximately $290 million borrowed under the revolving credit facility thereunder (the “Revolving Facility” and, together with the Delayed Draw Term Loan Facility, the “Credit Facilities”). The proceeds of the borrowings under the Credit Facilities, together with cash on hand, were used to fund the cash portion of the merger consideration and related fees and expenses in connection with the Mergers, including the repayment of outstanding indebtedness under Thermon’s existing credit facility.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors

Pursuant to Sections 1.7 and 6.3(e) of the Merger Agreement, effective as of the effective time of the First Merger, the size of the Board of Directors of the Company (the “Board”) was increased from eight members to ten members and the Board appointed Marcus J. George and Victor L. Richey, each of whom served as a member of the board of directors of Thermon immediately prior thereto, as directors of the Company to fill the two newly created vacancies on the Board. Mr. George was designated by Thermon in its sole discretion, and Mr. Richey was designated by mutual agreement of the Chairman of the Thermon board and the Chairman of the Board, in each case as a new board designee in accordance with the Merger Agreement. CECO has confirmed that each of Mr. George and Mr. Richey satisfies the applicable Nasdaq independence standards and the written corporate governance policies generally applicable to all members of the Board.

Each new director will be compensated for service on the Board in accordance with the Company’s standard director compensation program. The Company has entered into its standard indemnification agreement with each new director.

In addition, in connection with the consummation of the Mergers, the Board appointed Todd Gleason, CECO’s Chief Executive Officer and an existing member of the Board, to serve as Chairman of the Board, effective as of the effective time of the First Merger. Mr. Gleason will continue to serve as Chief Executive Officer of the Company. Mr. Jason DeZwirek has been designated as the Lead Independent Director.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Closing Date, in connection with the Mergers and other transactions contemplated by the Merger Agreement, the Board approved and adopted an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of the effective time of the First Merger.

The Bylaws Amendment increased the maximum number of directors that may constitute the full Board from nine to ten, to facilitate the expansion of the Board from eight to ten members and the appointment of two directors previously serving on the board of directors of Thermon, as contemplated by the Merger Agreement.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, as amended by the Bylaws Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On the Closing Date, the Company issued a press release announcing the consummation of the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Thermon Group Holdings, Inc. as of March 31, 2026 and March 31, 2025, the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the two fiscal years in the period ended March 31, 2026, and the related notes thereto, are incorporated herein by reference from Thermon’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, File No. 001-35159, filed with the SEC on May 21, 2026 and attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of CECO and Thermon as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of CECO and Thermon for the three months ended March 31, 2026 and the related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01 of Form 8-K.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of CECO Environmental Corp., effective as of June 1, 2026
23.1	Consent of KPMG LLP, independent registered public accounting firm for Thermon Group Holdings, Inc.
99.1	Press Release, dated June 1, 2026, furnished herewith
99.2

Audited Consolidated Financial Statements of Thermon Group Holdings, Inc. as of March 31, 2026 and March 31, 2025 (incorporated herein by reference from Thermon’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, File No. 001-35159, filed with the SEC on May 21, 2026)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events or developments that CECO and Thermon expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the effects of the Mergers and the Merger Agreement. All forward-looking statements are based on assumptions that CECO believes to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by CECO in light of its perception of current conditions, expected future developments, and other factors that CECO believes are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K. CECO does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO Environmental Corp.

Date: June 1, 2026	By:	/s/ Kiril Kovachev
Kiril Kovachev
Chief Accounting Officer